As filed with the Securities and Exchange Commission on April 27, 2016.

No. 333-201473
No. 811-22926

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 32	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 34	[x]

Elkhorn ETF Trust
(Exact Name of Registrant as Specified in Charter)

207 Reber Street, Suite 201
Wheaton, IL 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (630) 355-4676

Benjamin T. Fulton
Elkhorn ETF Trust
207 Reber Street, Suite 201
Wheaton, IL 60187
(Name and Address of Agent for Service)

Copy to:
Morrison C. Warren, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

It is proposed that this filing will become effective (check appropriate box):

[   ]       Immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]       On May 27, 2016 pursuant to paragraph (b) of Rule 485.
[   ]       60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ]       On (date) pursuant to paragraph (a) of Rule 485.
[   ]       75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[   ]       On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

[   ]       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 32

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Elkhorn RAFI Commodity Strategy ETF (formerly Elkhorn RAFI Commodity ETF)

Part B - Statement of Additional Information for Elkhorn RAFI Commodity Strategy ETF (formerly Elkhorn RAFI Commodity Strategy ETF)

Part C - Other Information

Signatures

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
Dated April 27, 2016

Elkhorn ETF Trust (the “Trust”)

Elkhorn RAFI Commodity Strategy ETF (the “Fund”)

(BATS — [     ])

PROSPECTUS

[        ], 2016

The Fund intends to list and principally trade its shares on BATS Exchange, Inc. (“BATS” or the “Exchange”).  Shares of the Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value.  Unlike mutual funds, the Fund issues and redeems shares at net asset value only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and, collectively, the “Creation Units”).  The Creation Units are issued for securities in which the Fund invests and/or cash, and redeemed for securities and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

The Fund is an actively managed exchange-traded fund and except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

The U.S. Securities and Exchange Commission (“SEC”) and the Commodities Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

ELKHORN
RAFI COMMODITY STRATEGY ETF

Summary Information

INVESTMENT OBJECTIVE

The Elkhorn RAFI Commodity Strategy ETF seeks to provide investors with total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%
Distribution and Service (12b-1) Fees	[0.00]%
Total Other Expenses(*)	[ ]%
Other Expenses of the Fund	[ ]%
Other Expenses of the Subsidiary	[ ]%
Total Annual Fund Operating Expenses	[ ]%
(*)      Other Expenses are estimates based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until [        ], 201__, and thereafter to represent the imposition of the 12b-1 fee of an additional [        ]% per annum of the Fund’s average daily net assets.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$[ ]	$[ ]

(*)	Other Expenses are estimates based on the expenses the Fund expects to incur for the current fiscal year.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities, or through the Subsidiary, as defined below, when it buys and sells Commodities Instruments, as defined below (or “turns over” its portfolio).  A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account.

These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance.  At the date of this prospectus, the Fund does not have an operating history and turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund that seeks to provide total return which exceeds that of a benchmark, the Dow Jones RAFI Commodity Index (the “Benchmark”). The Fund will seek excess return above the Benchmark, before Fund expenses are taken into account, solely through the active management of a short duration portfolio of highly liquid, high quality bonds.  The Fund is not an index tracking exchange-traded fund and is not required to invest in all components of the Benchmark.  However, the Fund will generally seek to hold similar interests to the those included in the Benchmark and will seek exposure to commodities included in the Benchmark.

The Benchmark, which is jointly compiled by S&P Dow Jones Indices and Research Affiliates (“RAFI”) is a version of the Dow Jones Commodity Index, a broad-market commodity index with equally weighted sectors and liquidity weighted commodities.  The Benchmark uses a combination of price momentum and “roll yield” to over or underweight the commodities held in the Dow Jones Commodity Index.  The Benchmark regularly purchases and subsequently sells prior to expiration, i.e. “rolls,” individual commodity futures contracts so as to maintain a fully invested position.  Roll yield refers to the amount of return generated by rolling a futures contract.  This frequent buying and selling of futures contracts, in addition to attempts by the Fund to rebalance its exposure to various market sectors, may cause the Fund to experience higher levels of portfolio turnover.  Currently, the Benchmark consists of twenty-four commodities across three sectors: energy, agriculture and livestock and metals.

Under normal market conditions, the Fund intends to invest in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).  As a means to provide investment returns that are highly correlated to those of the Benchmark, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles, exchange-traded funds and other investment companies, and swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940 (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”).

The remainder of the Fund’s assets will primarily be invested in: (1) short-term investment grade fixed income securities that include U.S. government and agency securities, corporate debt obligations and repurchase agreements; (2) money market instruments; (3) certain bank instruments; and (4) cash and other cash equivalents.  The Fund uses such instruments as investments to seek to exceed the performance of the Benchmark and to provide liquidity, serve as margin or otherwise collateralize the Subsidiary’s Commodities Instruments exposure on a day-to-day basis.

Although the Fund, through the Subsidiary, will generally hold the futures contracts included in the Benchmark, the Fund and the Subsidiary will be actively managed and will not be obligated to invest in all or (or to limit investments solely to) such futures contracts.  In addition, with respect to investments in exchange-traded futures contracts, the Fund and the Subsidiary will not be obligated to invest in the same amount or proportion as the Benchmark, or be obligated to track the investment of the Benchmark.  There can be no assurance that the Fund’s performance will exceed the performance of the Benchmark at any time.

The Fund will not invest directly in exchange-traded commodity futures contracts.  The Fund expects to gain exposure to these investments exclusively by investing in the Subsidiary.  The Subsidiary is advised by Elkhorn Investments, LLC, the Fund’s investment advisor (the “Adviser”).  The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in exchange-traded commodity futures contracts.  The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in Commodities Instruments.  Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.  The Fund will invest up to 25% of its total assets in the Subsidiary.

The Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets.  In this regard, under normal market conditions, the Subsidiary is expected to invest in futures contracts in proportional weights and allocations that are similar to the Benchmark.  The Fund does not seek leveraged returns; however, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments have a leveraging effect and is a means to achieve the investment performance of the Benchmark.

The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.  A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  There can be no assurance that the Fund’s investment objective will be achieved.   The risks of the Fund will result from both the Fund’s direct investments and its indirect investments made through the Subsidiary.  Accordingly, the risks that result from the Subsidiary’s activities will be described herein as the Fund’s risks.

Active Market Risk.  Although the Fund intends to principally trade the Shares on BATS, there can be no assurance that an active trading market for the Shares will develop or be maintained.  Shares may trade on BATS at market prices that may be below, at or above the Fund’s net asset value.

Benchmark Risk. The Fund seeks to exceed the performance of the Benchmark.  The Benchmark is entirely model-based. As market dynamics shift over time, the model may become outdated or inaccurate.  The Benchmark is based on historical price trends.  There can be no assurance that such trends will be reflected in future market movements.  In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Benchmark and the Fund may suffer significant losses.  The Benchmark is based on the price of futures contracts.  Futures contracts reflect the expected future value of a commodity, currency or equity index.  The Benchmark and the Fund do not reflect “spot” prices. Spot prices reflect immediate delivery value, not expected future value.

Cash Transactions Risk.  The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities.  As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities.  Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

Clearing Broker Risk.  The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets.  Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account.  If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

Commodity Risk.  The value of Commodities Instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements.  The prices of Commodities Instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes.  An active trading market may not exist for certain commodities.  Each of these factors and events could have a significant negative impact on the Fund.

Counterparty Risk.  Certain of the Fund’s investments (such as swaps and forward contracts) may trade OTC directly with another party (the “counterparty”).  Generally, OTC markets are not as transparent as exchange-traded markets.  The Fund may be subject to volatility risk, as the value of OTC instruments may be more volatile than their exchange-listed counterparts, and to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.  OTC transactions also subject the Fund to counterparty risk in the event that a counterparty is unwilling or unable to honor its obligations.  In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  However the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all.

Credit Risk.  Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Currency Risk. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies.  Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares.  Currency exchange rates can be very volatile and can change quickly and unpredictably.  As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Derivatives Risk.  The Fund’s use of derivative instruments (including options, futures contracts, options on futures contracts and swap agreements) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to commodities or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.

Exchange-Traded Fund Risk.  An exchange-traded fund trades like common stock and represents a portfolio of securities.  The risks of owning an exchange-traded fund generally reflect the risks of owning the underlying securities, although lack of liquidity in an exchange-traded fund could result in it being more volatile and exchange-traded funds have management fees that increase their costs.

Fluctuation of Net Asset Value Risk.  The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings.  The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on BATS.  The Fund cannot predict whether Shares will trade below, at or above their net asset value.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Foreign Commodity Markets Risk.  The Fund, through the Subsidiary, engages in trading on commodity markets outside the United States on behalf of the Fund.  Trading on such markets is not regulated by any United States government agency and may involve certain risks not applicable to trading on United States exchanges.  The Fund may not have the same access to certain trades as do various other participants in foreign markets.  Furthermore, as the Fund determines its net assets in United States dollars, with respect to trading in foreign markets the Fund is subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls.  Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

Frequent Trading Risk.  The Fund regularly purchases and subsequently sells, i.e., “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position.  As the commodity contracts near their expiration dates, the Fund rolls them into new contracts.  This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance.

Futures Risk.  The Fund invests in futures through the Subsidiary.  All futures and futures-related products are highly volatile.  Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

Gap Risk.  The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between.  Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

Income Risk.  Income from the Fund’s fixed income investments could decline during periods of falling interest rates.

Interest Rate Risk.  Interest rate risk is the risk that the value of the securities in the Fund will decline because of rising market interest rates.  The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Investment Companies Risk.  The Fund may invest in securities of other investment companies, including exchange-traded funds.  As a shareholder in other investment companies, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded funds or other exchange-traded investment companies.

Liquidity Risk.  The Fund invests in Commodities Instruments, which may be less liquid than other types of investments.  The illiquidity of Commodities Instruments could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk.  The trading prices of commodities futures, fixed income securities and other instruments fluctuate in response to a variety of factors.  The Fund’s net asset value and market price may fluctuate significantly in response to these factors.  As a result, an investor could lose money over short or long periods of time.

New Fund Risk.  The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.

Non-Diversification Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.  This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-U.S. Investment Risk.  The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties.  Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not be subject to the same degree of regulation as their U.S. counterparts.

Options Risk. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  The risk of loss in trading uncovered call options in some strategies is potentially unlimited.  There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the option.  The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends; such predictions could prove incorrect and a part or all of the premium paid therefore could be lost.

Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective.  The Fund also is subject to the risks of the underlying commodities in which the pooled vehicles invest.  As a shareholder in such a vehicle, the Fund will incur duplicative expenses, bearing its share of that vehicle’s expenses while also paying its own advisory and administrative fees.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles.

Portfolio Turnover Risk.  The Fund’s strategy may frequently involve buying and selling portfolio securities by the Subsidiary to rebalance the Fund’s exposure to various market sectors.  The Subsidiary’s higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.  Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Regulatory Risk.  The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Repurchase Agreement Risk.  The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements.  Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Strategy Risk.  As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date.  This process is referred to as “rolling” a futures contract.  The successful use of such a strategy depends upon the Adviser’s skill and experience.  Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may endure a cost to “roll” the contracts.  The Adviser may not be successful in selecting futures contracts to achieve the Fund’s investment objective.

Subsidiary Investment Risk.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.  The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Swaps Risk. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement.  The use of swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk.

Swaps can involve greater risks than a direct investment in an underlying asset, such as a commodity, because swaps typically include a certain amount of embedded leverage and, as such, are subject to leveraging risk.  Swaps are subject to liquidity risk and counterparty risk and also may be difficult to value.  A swap agreement can increase or decrease the volatility of a Fund’s investments and its net asset value.  The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.  Adverse changes in the value or level of an underlying commodity can result in gains or losses that are substantially greater than the amount invested in the swap itself.  Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Tax Risk.  The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”), based on a tax opinion received from special counsel which was based, in part, on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent).  Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this prospectus.  If, at the end of that re-examination, the Internal Revenue Service changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.  In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund may invest a portion of its assets in equity repurchase agreements.  Recent changes in the law have the potential of changing the character and source of such instruments potentially subjecting them to unexpected U.S. taxation.  Depending upon the terms of the contracts, the Fund may be required to indemnify the counterparty for such increased tax.

U.S. Government and Agency Securities Risk.  The Fund may invest in U.S. government obligations.  U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government.  Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Valuation Risk. During periods of reduced market liquidity or readily available market quotations, the Fund’s ability to obtain reliable, objective pricing data and to value its holdings becomes more difficult.  Consequently, while valuation determinations made by the Adviser (using fair value procedures adopted by the Board of Trustees of the Elkhorn ETF Trust may be

done in good faith, it may be difficult for the Fund to accurately assign a daily value to its holdings.

Volatility Risk.  Frequent or significant short-term price movements could adversely impact the performance of the Fund.  In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.  For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in a Commodities Instrument may result in immediate and substantial losses to the Fund.

Whipsaw Markets Risk.  The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse.  Such market conditions could cause substantial losses to the Fund.

The Shares will change in value, and you could lose money by investing in the Fund.  The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history.  Once available, the Fund’s performance information will be accessible on the Fund’s website at www.elkhorn.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser.  Elkhorn Investments, LLC

Investment Committee.  There is no one individual primarily responsible for portfolio management decisions for the Fund.  Investments are made under the direction of the Investment Committee.  The Investment Committee consists of:

•	Benjamin Fulton, Chair of the Investment Committee and Chief Executive Officer of the Adviser;

•	Graham Day, Director of the Adviser;

•	Jeff Wynsma, Director of the Adviser; and

•	Jordan Golz, Analyst of the Adviser.

Each member of the Investment Committee has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash.  Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers.  Shares are expected to be listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains.  A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and ALPS Distributors, Inc. the Fund’s distributor, may pay the intermediary for the sale of Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Investment Objective and Strategies

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF that seeks to achieve its investment objective by investing in financial instruments that provide economic exposure to a diverse group of the world’s most heavily traded commodities.  Under normal market conditions, the Fund intends to invest in exchange-traded commodity futures contracts, centrally cleared and non-centrally cleared swaps, exchange-traded options on futures contracts and exchange-traded commodity linked instruments through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

Unlike securities, commodities are assets that have tangible properties, such as oil, metal or agricultural products.  The Fund’s investment in Commodities Instruments provide exposure to these commodities without requiring a direct investment.  Federal tax laws limit registered investment companies, such as the Fund, from investing directly in physical commodities or Commodities Instruments.  Therefore, the Fund will invest indirectly in Commodities  Instruments via its wholly-owned Subsidiary.  Such investment is expected to provide the Fund with exposure from Commodities Instruments within the limits of the federal tax laws, including Subchapter M of the Internal Revenue Code of 1986.

The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors.  The Subsidiary is overseen by its own board of directors.  The Adviser serves as the Subsidiary’s investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund.  The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.  The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it is not an investment company registered under the 1940 Act and may invest without limitation in commodity-linked futures contracts.  Like the Fund, the Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in Commodities Instruments.

The Subsidiary will invest in exchange-traded commodity futures contracts, which generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price.  The value of these futures contracts is based upon the price movements of their underlying commodities.

Futures contracts, by their terms, reflect the expected future value of a reference asset.  Commodity-linked futures contracts reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based.  These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of reference asset (or, in some instances, a cash equivalent) at pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”).  As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date.  This process is referred to as “rolling.”  “Roll yield” refers to the amount of return generated by rolling a futures contract.

The Subsidiary will, under normal market circumstance, invest in those exchange-traded futures contracts that generally are components of the Benchmark.  The Fund will seek excess return above the Benchmark, before Fund expenses are taken into account, solely through the active management of a short duration portfolio of highly liquid, high quality bonds.

The Benchmark, which is jointly compiled by S&P Dow Jones Indices and RAFI  is a version of the Dow Jones Commodity Index, a broad-market commodity index with equally weighted sectors and liquidity weighted commodities.  The Benchmark uses price momentum and roll yield to over or underweight the commodities held in the Dow Jones Commodity Index.  The Benchmark utilizes a dynamic roll methodology based on liquidity and implied roll yield.  For inclusion in the Benchmark, a futures contract must have an expiration date less than or equal to 24 months from the nearby most liquid contract.  The futures contract must also have open interest of at least 5% of the total open interest of the nearby liquid contract, subject to annual review and adjustment as necessary for capacity.  The roll occurs on the first through fifth business days with the monthly rebalancing.  The Benchmark weighting is a modification of that used in the Dow Jones Commodity Index.  In the Dow Jones Commodity

Index, commodities are liquidity weighted and sectors are equal weighted.  For the Benchmark, the basic weights are modified with over or underweighting applied based on fundamental factors represented by a 50/50 combination of momentum and roll yield.  In addition, unlike the Dow Jones Commodity Index, the Benchmark does not have a capped component rule.  This is to ensure that the impact of the momentum and roll yield factors is fully realized without constraints.

Reconstitution of the Benchmark occurs annually during the January roll.  Currently the Benchmark consists of twenty-four commodity futures on physical commodities across three sectors: energy, agriculture and livestock and metals.  The inception date of the Benchmark was September 10, 2014.

Although the Subsidiary generally holds all the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark.  Therefore, the Subsidiary may not invest in all of the Benchmark’s components or in the same proportion, may invest in Commodities Instruments outside the Benchmark, and, at times, may emphasize investments in some commodity sectors more than others.

The Subsidiary may also invest in Commodity-Related Assets that are expected to provide investment returns that are highly correlated to those of the Benchmark.  These Commodity-Related Assets have values linked to the price movement of a commodity, commodity index, or futures contract.  The Subsidiary will only invest in those Commodity-Related Assets that are based on the price of a relevant commodities future, and if such instruments tend to exhibit trading prices or returns that correlate with commodity futures that comprise the Benchmark and that further the investment objective of the Fund.  The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments.

The remainder of the Fund’s assets will primarily be invested in: (1) short-term investment grade fixed income securities that include U.S. government and agency securities, corporate debt obligations and repurchase agreements; (2) money market instruments; (3) certain bank instruments; and (4) cash and other cash equivalents.  The Fund uses such instruments as investments to seek to exceed the performance of the Benchmark and to provide liquidity, serve as margin or otherwise collateralize the Subsidiary’s Commodities Instruments exposure on a day-to-day basis.

The Fund’s investment objective is a fundamental policy that may only be changed with shareholder approval.  Unless an investment policy is identified as being fundamental, all investment policies included in the prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees (the “Board”) of Elkhorn ETF Trust (the “Trust”), of which the Fund is a series, without shareholder approval. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its NAV in CFTC-related futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments.  Because of the Fund’s use of these instruments above levels prescribed by the CFTC, it is considered a “commodity pool.”  The Adviser is registered as a commodity pool operator and a commodity trading advisor and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies.

Concentration Policy.  The Fund may not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries.  This restriction will not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies.

Fund Investments

Commodities Instruments

The Fund, through the Subsidiary, invests in a combination of exchange-listed commodity futures contracts, centrally cleared and non-centrally cleared swaps, exchange-traded options on futures contracts and exchange-traded commodity-linked instruments.  A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date.  Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.  A commodity swap is an agreement between two parties to exchange cash flows or returns on a commodity, basket of commodities or commodity index.  An option on a futures contracts gives the holder the right to enter into a specified futures contract; if the option is exercised, the initial holder of the option would enter into the long side of the contract and would buy the underlying asset at the futures price.

The Fund is not an index tracking exchange-traded fund and is not required to invest in all the components of the Benchmark. However, the Fund will generally seek to hold instruments that are similar to the holdings of the Benchmark.  These instruments will provide exposure to the following commodities: corn, cocoa, WTI crude oil, brent crude oil, cotton, feeder cattle, gold, NY Harbor ULSD, coffee, HRW wheat, aluminum, live cattle, lean hogs, lead, nickel, copper, zinc, natural gas, gasoil, soybeans, sugar, silver, SRW wheat and “RBOB” gasoline.

Commodity-linked instruments include: (1) exchange-traded funds that provide exposure to commodities; and (2) pooled investment vehicles that invest primarily in commodities and commodity-related instruments.

Government Securities

The Fund may invest in short-term U.S. government securities.  U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government.  Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the

U.S. government.  In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries.

Cash Equivalents and Short-Term Investments

Normally, the Fund invests substantially all of its assets to meet its investment objective.  The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash, in order to collateralize its (or the Subsidiary’s) investments or for temporary defensive purposes.  In addition, the Fund may invest in repurchase agreements.  A repurchase agreement is a transaction where a party purchases securities and simultaneously commits to resell them at an agreed-upon date at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the securities.  The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe instruments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the SAI.

Other Investment Companies and Pooled Investment Vehicles

The Fund may invest in securities of other investment companies, including registered investment companies that are exchange-traded funds.  Exchange-traded funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.  The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies.  For example, some vehicles which are commonly referred to as “exchange-traded funds” may not be registered investment companies because of the nature of their underlying investments.  As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the Fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing.  Investing in the Fund involves risk, including the risk that you may lose all or part of your investment.  There can be no assurance that the Fund will meet its stated objectives.  Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk.  Although the Fund intends to principally trade the Shares on BATS, there can be no assurance that an active trading market for the Shares will develop or be maintained.  Shares may trade on BATS at market prices that may be below, at or above the Fund’s net asset value.

Benchmark Risk.  The Fund seeks to exceed the performance of the Benchmark.  The Benchmark is entirely model based.  As market dynamics shift over time, the model may become outdated or inaccurate.  The Benchmark is based, in part, on historical price trends.  There can be no assurance that such trends will be reflected in future market movements.

The Benchmark and the Subsidiary are not proxies for “spot” price investments.  The Benchmark and the Subsidiary seek to provide returns based on price trends in commodity futures.  Futures contracts reflect the expected future value of a commodity.  Spot prices reflect the immediate delivery value of a commodity, currency or equity security.  The price movements of futures contracts typically are correlated with the movement of spot prices, but the correlation is imperfect and price moves in the spot market may not be reflected in the futures market.  The Benchmark and the Subsidiary do not track spot prices and should not be used by investors seeking exposure to the spot price of commodities.

The Benchmark has been structured based on, among other things, the general expectation that commodity prices will exhibit tendencies to trend over the intermediate term (periods of months to years).  The market features and correlations which the Benchmark has been designed to capture may not be reflected in market price movements over certain periods – particularly short periods – and the Benchmark and the Subsidiary may sustain losses during such periods.

Cash Transactions Risk.  The Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities.  As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities.  Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level.  Because the Fund intends to effect a significant portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  Any recognized gain on these sales by the Fund will generally cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind.  The Fund distributes these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it.  This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund.  Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid, and such transactions may involve considerable brokerage fees and taxes.  These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees.  In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for exchange-traded funds that distribute portfolio securities in-kind.

Clearing Broker Risk.  The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets.  Under current CFTC regulations, a clearing broker maintains customers’ assets that secure commodity futures positions in a bulk segregated account.  If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

Commodity Risk.  The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements.  Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments.  The prices of commodities and commodity-linked derivative instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.  An active trading market may not exist for certain commodities.  This may impair the ability of the Subsidiary to sell its portfolio holdings quickly or for full value.  Each of these factors and events could have a significant negative impact on the Fund.

Counterparty Risk.  The Fund intends to engage in investment transactions or enter into futures or other contracts with third parties (i.e., “counterparties”).  The Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations.  If a counterparty defaults on its payment obligations, the Subsidiary will lose money and the value of an investment in Fund shares may decrease.  In addition, the Subsidiary may engage in such investment transactions with a limited number of counterparties, which may increase the Subsidiary’s exposure to counterparty credit risk.  Futures contracts can be traded on futures exchanges without material counterparty credit.  After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a futures contract ultimately is the credit worthiness of the exchange’s clearing corporation.

Credit Risk.  Credit risk is the risk that an issuer of a debt instrument, futures or other instrument may be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of an instrument may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Currency Risk.  Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund and Subsidiary’s investments and the value of Fund shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that currency loses value because the currency is worth fewer U.S. dollars.  The value of the U.S. dollar measured against other currencies is influenced by a variety of factors.  These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, global commodity and energy prices, global interest rates and global inflation rates.  Government intervention and monetary policy will have a significant impact on currency exchange rates.

Derivatives Investment Risk.  The Fund, through the Subsidiary, invests in products generally referred to as “derivatives.”  Derivatives are financial instruments whose value depends upon, or is derived from, an underlying reference asset, such as a commodity.  Derivatives are subject to a number of risks described elsewhere in this prospectus, such as credit risk, interest rate risk and market risk.  In addition, they involve the risk that changes in the value of the derivative may not correlate perfectly or substantially with the underlying asset.  Fund losses are likely to occur if the values do not correlate as expected.  Derivatives can be volatile and may be less liquid than other securities.  A lack of liquidity could result in the Fund being unable to close out a derivatives transaction in a cost-efficient manner.  Moreover, unlike a publicly traded security for which the value is readily ascertainable, derivatives may at times be difficult to value.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the derivatives.  Derivative instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.  These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The Fund’s use of certain derivatives may create investment leverage.  This means that the derivative position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivative.  As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund.  The risk of loss from certain short derivative positions is theoretically unlimited.  The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with the guidance from the Securities and Exchange Commission regarding asset segregation requirements to cover certain derivative positions.  The success of the Fund’s derivatives strategies will depend on the Advisor’s ability to manage these sophisticated instruments.

The U.S. government has recently enacted legislation which includes new regulation of derivatives markets.  Because the legislation leaves much to rule making, and many rules are not yet final, the ultimate impact remains unclear.  Regulatory changes could restrict the ability of the Fund and Subsidiary to engage in derivative transactions or increase the cost of these transactions, which may make it difficult or impossible for the Fund to pursue its investment strategy.

Foreign Commodity Markets Risk.  The Fund, through the Subsidiary, will engage in trading on commodity markets outside the United States on behalf of the Fund.  Trading on such markets is not regulated by any United States government agency and may involve certain risks not applicable to trading on United States exchanges.  In a number of foreign markets, a substantial volume of trades which in the United States could only be executed on a regulated exchange are executed wholly off-exchanges, in privately negotiated transactions.  In some cases, the intermediaries through which the Fund may deal on foreign markets may in effect take the opposite side of trades made for the Fund.  The Fund may not have the same access to certain trades as do various other participants in foreign markets.  Furthermore, as the Fund will determine its net assets in United States dollars, with respect to trading in foreign markets the Fund will be subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls.  Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

Foreign Currency Risk.  The Fund’s investments which require foreign currency are exposed to the risk of adverse changes of value of that currency in relation to other currencies including the U.S. dollar.  The currency of any country continuously fluctuates in value in relation to other currencies, due to a vast array of factors including interest rates, political developments, government deficits, balances of trade, economic developments and governmental policies.

Futures Risk.  Futures contracts may be highly volatile.  Price movements may be sudden and extreme, and are influenced by a variety of factors including, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.  Such intervention is often intended to influence prices directly.  None of these factors can be controlled by the Fund and no assurances can be given that the value of these investments will appreciate or that the Fund will be profitable.

Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit an extremely high degree of leverage on the investment itself; margin requirements for futures trading being in some cases as little as 2% of the face value of the contracts traded.  For example, if at the time of purchase 10% of the price of the futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract was then closed out, result in a total loss of the margin deposit before any deduction for the trading commission.  A decrease of more than 10% would result in a loss of more than the total margin deposit.  Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund.  Like other leveraged investments, any trade may result in losses in excess of the amount invested.

Certain commodities exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures contracts.  Generally, all accounts (proprietary or client) owned or managed by the Advisor will be combined for purposes of such limits, and the Fund could be required to liquidate positions in order to comply with such limits.  Any such liquidation could result in substantial costs to Fund investors.  Similar risks would apply should the CFTC adopt final rules limiting futures positions.

Another risk of futures trading is that the futures markets can become illiquid.  United States futures exchanges impose “daily limits” on the amount by which the price of most futures contracts traded on such exchanges may vary during a single day.  Daily limits prevent trades from being executed during a given trading day at a price above or below the daily limit.  Once the price of a futures contract has moved to the limit price, it may be difficult, costly or impossible to liquidate a position.  Such limits could prevent prompt liquidation of unfavorable positions.  It is also possible for an exchange or the CFTC to suspend trading in a particular contract (as, in fact, occurred in the case of stock index futures on October 20, 1987), order immediate settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

Another risk of futures trading is the possible insolvency of a futures commission merchant (“FCM”).  In such event, the Subsidiary may be subject to a risk of loss of its funds and would be able to recover only a pro rata share, specifically traceable to its trading account.  In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, a customer may be subject to a risk of loss of his or her funds on deposit with the FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, a client might recover, even in respect of property specifically traceable to the client, only a pro rata share of all property available for distribution to all of the FCM’s customers.

Income Risk.  The Fund’s income from its fixed income investments could decline due to falling market interest rates.  This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing debt securities, in lower-yielding securities.

Interest Rate Risk.  Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising market interest rates.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.  Duration is a common measure of interest rate risk.  Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity.  Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates.  The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Liquidity Risk.  The Fund may invest in Commodities Instruments and other instruments that may be less liquid than other types of investments.  Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments.  This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment.  The Commodities Instruments in which the Fund invests may not always be liquid.  This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Also, U.S. commodity exchanges impose “daily limits” on the amount by which the price of most futures contracts traded on such exchanges may vary during a single day.  Daily limits prevent trades from being executed during a given trading day at a price above or below the daily limit.  Once the price of a futures contract has moved to the limit price, it may be difficult, costly or impossible to liquidate a position.  Such limits could prevent the Fund from promptly liquidating unfavorable positions held in the Fund’s account.  In addition, even if futures prices have not moved the daily limit, the Fund may be unable to execute trades at favorable prices if the liquidity of the market is not adequate.

New Fund Risk.  The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.

Non-U.S. Investment Risk.  The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties.  Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not be subject to the same degree of regulation as their U.S. counterparts.

Options Risk. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  The risk of loss in trading uncovered call options in some strategies is potentially unlimited.  There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the option.  The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends; such predictions could prove incorrect and a part or all of the premium paid therefore could be lost.

Pooled Investment Vehicle Risk.  The Fund may invest in securities of other investment companies, including exchange-traded funds, and other pooled investment vehicles.  As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded funds or other exchange-traded pooled investment vehicles.  Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Regulatory Change Risk.  The regulation of the United States futures and Forex markets has undergone substantial change in recent years, and such change is expected to continue for the foreseeable future.  In addition, there are indications of substantial regulatory changes pending in certain foreign markets.  The effect of regulatory change on the Fund, while impossible to predict, could be substantial and adverse.

Regulatory Risk.  The CFTC has adopted amendments to CFTC Rule 4.5, which subject the Fund and the Subsidiary to regulation by the CFTC and impose additional disclosure, reporting and recordkeeping rules on the Fund and the Subsidiary.  Compliance with these additional rules may increase the Fund’s expenses.  In addition, certain exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures or options contracts, and it is possible that other regulatory authorities may adopt similar limits.

Position limits are currently the subject of disputes being resolved in the U.S. court system.  The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.  Suspension or termination of the Advisor’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration was reinstated, from managing the Fund, and might result in the termination of the Fund.

Also, the Fund may have limited recourse to non-registered CFTC entities.  An investor in the Fund should be aware that a non-registered entity may be subject to a level of regulatory oversight that could limit the Fund’s ability to select a proper venue if a dispute should arise.

Repurchase Agreement Risk.  The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash.  If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations.  Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

Strategy Risk.  As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date.  This process is referred to as “rolling” a futures contract.  The successful use of such a strategy depends upon the Adviser’s skill and experience.  Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may endure a cost to “roll” the contracts.  The Adviser may not be successful in selecting futures contracts to achieve the Fund’s investment objective.

Subsidiary Investment Risk.  The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Swaps Risk. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement.  The use of swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk.

Swaps can involve greater risks than a direct investment in an underlying asset, such as a commodity, because swaps typically include a certain amount of embedded leverage and, as such, are subject to leveraging risk.  Swaps are subject to liquidity risk and counterparty risk and also may be difficult to value.  A swap agreement can increase or decrease the volatility of a Fund’s investments and its net asset value.  The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.  Adverse changes in the value or level of an underlying commodity can result in gains or losses that are substantially greater than the amount invested in the swap itself.  Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Volatility Risk.  The Fund is designed to capture the long-term economic benefits of rising or declining market trends.  Frequent or significant short-term price movements could adversely impact the performance of the Fund.  “Whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends) and generally are not adjusted on an intra-quarter basis.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Brokerage Firms Risk.  Even given proper segregation, in the event of the insolvency of a FCM, the Fund may be subject to a risk of loss of its funds and would be able to recover only a pro rata share, specifically traceable to the Fund’s account.  In commodity broker insolvencies customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, the Fund may be subject to a risk of loss of its funds on deposit with its FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, the Fund might recover, even in respect of property specifically traceable to the client, only a pro rata share of all property available for distribution to all of the FCM’s clients.  The financial failure of the parties with which the Fund trades in the securities or cash or forward markets could also result in substantial losses for the Fund, as the Fund deals with such persons as principals, and, furthermore, there is no requirement that such parties segregate funds of the Fund held by them in respect of such trading.

Call Risk.  Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date.  In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate.  The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Failure to Qualify as a Regulated Investment Company Risk.  If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation.  In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.  If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Inflation Risk.  Inflation may reduce the intrinsic value of increases in the value of the Fund.  Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.  Preferred stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Security Issuer Risk.  Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally.  The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Legislation and Litigation Risk.  Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund.  From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests.  In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares.  Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Market Making Risk.  Market-making third parties may be required to provide liquidity, which would reduce the value of the Fund.  If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares.  Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on BATS which could result in a decrease in value of the Shares.

TRADING ISSUES

Trading in Shares on BATS may be halted due to market conditions or for reasons that, in the view of BATS, make trading in Shares inadvisable.  In addition, trading in Shares on BATS is subject to trading halts caused by extraordinary market volatility pursuant to BATS “circuit breaker” rules.  There can be no assurance that the requirements of BATS necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SHARES MAY TRADE AT PRICES DIFFERENT THAN NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings.  The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on BATS.  The Adviser cannot predict whether the Shares will trade below, at or above their NAV.  Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of the Fund’s Benchmark trading individually or in the aggregate at any point in time.  In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV.  If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV.  These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash redemption transactions.  In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions.  These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.elkhorn.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act.  The Fund is treated as a separate fund with its own investment objective and policies.  The Trust is organized as a Massachusetts business trust.  Its Board is responsible for the overall management and direction of the Trust.  The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Elkhorn Investments, LLC is a registered investment adviser with its offices at 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

There is no one individual primarily responsible for portfolio management decisions for the Fund.  Investments are made under the direction of the Investment Committee.  The Investment Committee consists of:

•	Benjamin Fulton, Chair of the Investment Committee and Chief Executive Officer of the Adviser;

•	Graham Day, Director of the Adviser;

•	Jeff Wynsma, Director of the Adviser; and

•	Jordan Golz, Analyst of the Adviser.

Each member of the Investment Committee has served as a part of the portfolio management team of the Fund since inception.

The Fund’s SAI provides additional information about the compensation structure for the members of the Investment Committee, other accounts that the members of the Investment Committee manage and the ownership of Shares by members of the Investment Committee.

Pursuant to an investment advisory agreement, the Fund pays the Adviser an annual management fee equal to 0.[  ]% of its average daily net assets.  As of the date of this prospectus, the Fund has not paid management fees.  Out of the management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

The Adviser’s management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreement on behalf of the Fund will be available in the Fund’s Annual Report to shareholders for the fiscal year ended [        ].

Management of the Subsidiary

The Subsidiary is a wholly-owned subsidiary of the Fund.  The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.  The Fund and the Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund.  As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis), and, in particular, to the requirements relating to leverage, liquidity, brokerage and the timing and method of the valuation of the Fund’s and the Subsidiary’s portfolio investments.

The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.  Elkhorn Investments, LLC serves as the investment advisor of the Subsidiary and manages the investment of the Subsidiary’s assets on a discretionary basis.  The Subsidiary does not pay Elkhorn Investments, LLC a management fee for its services.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares in secondary market transactions through brokers.  Shares will be listed for trading on the secondary market on BATS.  Shares can be bought and sold throughout the trading day like other publicly traded shares.  There is no minimum investment.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.  The Shares are expected to trade under the symbol [     ].

Share prices are reported in dollars and cents per Share.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.  The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all Shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have

Shares registered in your name, and you are not considered a registered owner of Shares.  Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on BATS may differ from the Fund’s daily NAV.  Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares, an amount representing on a per Share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.  This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor.  The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly.  In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares.  Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains.  These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases.  However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades.  In addition, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund.  For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund.  The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

The Fund intends to continue qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed.  The tax information in this prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on BATS, and

•	You purchase or redeem Creation Units.

Subject to certain reasonable cause and de minimis exceptions, to qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

Income from commodities is generally not qualifying income for RICs.  The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received from the Subsidiary as “qualifying income” for RICs, based on a tax opinion from special tax counsel which was based, in part, on numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent).  Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this prospectus.  If, at the end of that re-examination, the Internal Revenue Service changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

The Fund has undertaken to not hold more than 25% of its assets in the Subsidiary at the end of any quarter.  If the Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, the Fund may fail the RIC diversification tests described above.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Internal Revenue Code of 1986, as amended, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce basis, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a 3.8% “Medicare tax.”  This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets.  Some capital gains dividends may be taxed at a maximum stated tax rate of 25%.  Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your Shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction.  Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid.  If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount.  The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.  If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

NON-U.S. TAX CREDIT

Because the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.

INVESTMENT IN THE SUBSIDIARY

One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.  The Internal Revenue Service has issued a revenue ruling which concludes that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended.

However, the Internal Revenue Service has in recent years issued PLRs to other RICs in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income.  There is no authority directly addressing some of the issues of the law considered in these rulings.  There can be no assurance that the Internal Revenue Service will not change its position with respect to some or all of these issues or, if the Internal Revenue Service did so, that a court would not sustain, such contrary positions.  If the Internal Revenue Service were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC.  A PLR may only be relied upon by the taxpayer to whom it was provided.  The Fund does not plan to seek a PLR.  The Fund has obtained an opinion from special tax counsel that if the Subsidiary distributes income in the same year that Fund must include the Subsidiary’s income in the Fund’s income, the income from the Subsidiary will be qualifying income for the Fund, and, if the Subsidiary does not make such distributions, the income from the Subsidiary should be qualifying income for the Fund.  However, such an opinion is not binding on the Internal Revenue Service.  Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the Internal Revenue Service may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  Shareholders and potential investors should be aware that, in July 2011, the Internal Revenue Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this prospectus.  If, at the end of that re-examination, the Internal Revenue Service changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.  The Fund and the Advisor plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, Internal Revenue Service guidance, and the advice of counsel.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary.  Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.  For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.  There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws.  See “Taxes” in the SAI for more information.

Distribution Plan

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis.  The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.  In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services.  The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not currently pay 12b-1 fees, and the Fund will not pay 12b-1 fees any time before [        ].  However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business.  Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding.  The result, rounded to the nearest cent, is the net asset value per Share.  All valuations are subject to review by the Trust’s Board or its delegate.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act.  Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade.  Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist.  Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete.  Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information.  Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.  Typically, debt securities are valued using information provided by a third-party pricing service.  The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act.  Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods.  Such securities may be valued by the Board or its delegate at fair value.  The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act.  These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”  As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale.  The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange.  A variety of factors may be considered in determining the fair value of such securities.  Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.  See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of BATS and when the Fund calculates its NAV.  Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market.  Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.  Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.  In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Benchmark.  This may adversely affect the Fund’s ability to track the Benchmark.

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund’s securities may change on days when investors are not able to purchase or sell shares of the Fund.  The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.

Exchange-traded futures contracts will be valued at the closing price in the market where such contracts are principally traded.  If no closing price is available, exchange-traded futures contracts will be fair valued at the mean of the last bid and asked prices, if available, and otherwise at the closing bid price.

Fund Service Providers

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Trust.

Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus.  Financial information therefore is not available.

Disclaimers

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by the Adviser.  The Benchmark is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser.  The Adviser’s products are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates or third-party licensors (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Adviser’s products or any member of the public regarding the advisability of investing in securities generally or in Adviser’s products particularly or the ability of the Benchmark to track general market performance.  S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Benchmark is the licensing of the Benchmark and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices.  The Benchmark is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Adviser’s products.  S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of Adviser’s products into consideration in determining, composing or calculating the Benchmark.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Adviser’s products or the timing of the issuance or sale of Adviser’s products or in the determination or calculation of the equation by which Adviser’s products is to be converted into cash.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Adviser’s products.  There is no assurance that investment products based on the Benchmark will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE BENCHMARK OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ADVISER’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BENCHMARK OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The trademarks Fundamental Index®, RAFI®, Research Affiliates Equity™, RAE™ and the Research Affiliates® trademark and corporate name and all related logos are the exclusive intellectual property of Research Affiliates, LLC and in some cases are registered trademarks in the U.S. and other countries. Various features of the Fundamental Index® methodology, including an accounting data-based non-capitalization data processing system and method for creating and weighting an index of securities, are protected by various patents, and patent-pending intellectual property of Research Affiliates, LLC. (See all applicable U.S. Patents, Patent Publications, Patent Pending intellectual property and protected trademarks located at http://www.researchaffiliates.com/Pages/legal.aspx#d, which are fully incorporated herein.)  Any use of these trademarks, logos, patented or patent pending methodologies without the prior written permission of Research Affiliates, LLC, is expressly prohibited.  Research Affiliates, LLC, reserves the right to take any and all necessary action to preserve all of its rights, title, and interest in and to these marks, patents or pending patents.

The Adviser does not guarantee the accuracy and/or the completeness of the Benchmark or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein.  The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares any other person or entity from the use of the Benchmark or any data included therein.  The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Benchmark or any data included therein.  Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Benchmark even if notified of the possibility of such damages.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on BATS.  The Adviser cannot predict whether the Shares will trade below, at or above their NAV.  The approximate value of the Shares, which is an amount representing on a per share basis the sum of the current market price of the securities (and an estimated cash component) accepted by the Fund in exchange for Shares, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.  This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Fund is not involved with, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

Information regarding how often the Shares traded on BATS at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, will be found at www.elkhorn.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares.  Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1).

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws.  Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.  A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.  As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.  For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund.  Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names.  Householding for the Fund is available through certain broker-dealers.  If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer.  If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Contents

Summary Information	2
Additional Information About the Fund’s Investment Objective and Strategies	12
Fund Investments	15
Tax-Advantaged Structure of ETFs	26
Portfolio Holdings	26
Management of the Fund	26
How to Buy and Sell Shares	28
Dividends, Distributions and Taxes	30
Distribution Plan	36
Net Asset Value	36
Fund Service Providers	38
Financial Highlights	38
Disclaimers	38
Premium/Discount Information	39
Other Information	40

For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI.  The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus.  This means that the SAI legally is a part of this prospectus.  Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to make shareholder inquiries, please:

Call:	Elkhorn ETF Trust at 1-844-355-3837
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:	Elkhorn ETF Trust c/o Elkhorn Investments, LLC
207 Reber Street, Suite 201
Wheaton, IL 60187

Visit:	www.elkhorn.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information.  Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus.  This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-22926.

PROSPECTUS ETF	Elkhorn RAFI Commodity Strategy ETF

DATED [        ], 2016

Elkhorn ETF Trust 207 Reber Street, Suite 201 Wheaton, IL 60187	Phone: 1-844-355-3837 E-mail: info@elkhorn.com www.elkhorn.com

Preliminary Statement of Additional Information
Dated April 27, 2016
Subject to Completion

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Statement of Additional Information

Investment Company Act File No. 811-22926

ELKHORN ETF TRUST

Fund Name	Ticker Symbol	Exchange

Elkhorn RAFI Commodity Strategy ETF	[ ]	BATS Exchange, Inc.

Dated [           ], 2016

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus dated [        ], 2016, as it may be revised from time to time (the “Prospectus”), for Elkhorn RAFI Commodity Strategy ETF (the “Fund”), a series of the Elkhorn ETF Trust (the “Trust”).  Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling toll free at 1-844-355-3837.

- ii -

General Description of the Trust and the Fund

The Trust was organized as a Massachusetts business trust on December 17, 2013, and is authorized to issue an unlimited number of shares in one or more series or “Funds.”  The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently offers shares in [     ] series, including the Fund, a non-diversified series.

This SAI relates to the Fund.  The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.  Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.  The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders.  For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration.  The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote.  The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act.  Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.  The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees.  The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.  In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.  The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand must first be made on the Trustees.  The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.  In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.  If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances.  If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.  The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.  The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust.  The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law.  In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.  The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund is advised by Elkhorn Investments, LLC (the “Adviser” or “Elkhorn Investments”).

The shares of the Fund list and principally trade on BATS Exchange, Inc. (“BATS” or the “Exchange”).  The shares will trade on the Exchange at market prices that may be below, at or above net asset value.  The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”) included in the Fund’s Index (as hereinafter defined), together with the deposit of a specified cash payment (the “Cash Component”).  Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment.  Creation Units are aggregations of 50,000 shares of the Fund.

The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances.  Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to [%] of the market value of the missing Deposit Securities.  See the “Creation and Redemption of Creation Unit Aggregations” section.  In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.  In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.  The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable.  The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund.  The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)The Fund may not borrow money, except as permitted under the 1940 Act.

(3)The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

(4)The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)The Fund may only purchase or sell physical commodities through its wholly-owned subsidiary, Elkhorn Cayman Subsidiary (the “Subsidiary”).

(7)The Fund may not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act in an industry or a group of industries.  This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets).  In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.  With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund.  The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities.  With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

Under normal market conditions, the Fund through the Subsidiary, invests principally in a combination of exchange-traded commodity futures contracts, centrally cleared and non-centrally cleared swaps, exchange-traded options on futures contracts and exchange-traded commodities-linked instruments funds, including exchange-traded funds (“ETFs”) and pooled investment vehicles that invest primarily in commodities and commodities-linked instruments (collectively, “Commodity Instruments”), along with U.S. government securities and money market instruments whose collective performance is designed to seek to exceed the performance of the Dow Jones RAFI Commodity Index (the “Benchmark”), which is developed, maintained and sponsored by S&P Dow Jones Indices LLC (“S&P Indices” or, the “Benchmark Provider”) with the assistance of Research Affiliates ("RAFI").

Types of Investments

Cayman Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest in Commodity Instruments, as described under “Commodity Instruments” below.  Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary.  Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI.  However, the Subsidiary is wholly-owned and controlled by the Fund and is advised by Elkhorn Investments.  The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.  Elkhorn Investments receives no additional compensation for managing the assets of the Subsidiary.  The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.

Commodity Instruments

The Fund through the Subsidiary, may purchase and sell Commodity Instruments, including exchange-traded commodity futures contracts, centrally cleared and non-centrally cleared swaps, exchange-traded options on futures contracts and exchange-traded commodities-linked instruments funds, including ETFs and pooled investment vehicles that invest primarily in commodities and commodities-linked instruments.  The Subsidiary may use Commodity Instruments for hedging and non-hedging purposes.

Commodity Futures

The Subsidiary may invest in exchange-listed commodity futures contracts.  Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity.  These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”).  To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.

Commodity futures contracts are traded on futures exchanges.  These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market.  Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.  Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time.  These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants.  The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, the Subsidiary’s obligation is to the clearinghouse, and the Subsidiary will look to the clearinghouse to satisfy the Subsidiary’s  rights under a commodity Futures Contract.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Subsidiary is not able to enter into an offsetting transaction, the Subsidiary will continue to be required to maintain the margin deposits on the futures contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Subsidiary’s open positions in futures contracts.  A margin deposit is intended to ensure the Subsidiary’s performance of the futures contract.  The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Subsidiary.  In computing daily net asset value, the Subsidiary will mark to market the current value of its open futures contracts.  The Subsidiary expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.  However, the Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.  Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Subsidiary invests in commodity futures contracts, the assets of the Fund and the Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract.  The Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Rolling, Backwardation and Contango.  When purchasing stocks or bonds, a buyer acquires ownership in a security; however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract.  In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration.  As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration.  For example, a contract purchased and held in June 2015 may have an expiration date in September 2015.  As this contract nears expiration, a long position in the contract may be replaced by selling the September 2015 contract and purchasing a contract expiring in March 2016.  This process is referred to as “rolling.”

The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market.  As a futures contract nears expiration, the futures price will tend to converge to the spot price.  Historically, the prices of some futures contracts (generally those relating to commodities that are consumed immediately rather than stored, such as crude oil, heating oil and sugar) with near-term expirations may be higher than for futures contracts with longer-term expirations.  This circumstance is referred to as “backwardation.”  If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns.  Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months.  If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract, resulting in negative returns.  The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts.  In addition, the Fund may not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract in an attempt to generate maximum yield.  There can be no guarantee that such a strategy will produce the desired results.

Regulatory Aspects of Investments in Futures.  Elkhorn Investments has registered as a “commodity pool operator” with the Commodity Futures Trading Commission (the “CFTC”).  Elkhorn Investments’ investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Asset Coverage for Futures Positions.  The Fund and Subsidiary will comply with SEC guidance with respect to coverage of futures positions by registered investment companies.  SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts.  For example, with respect futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract.  For futures contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract.  Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily.  As an alternative to segregating assets, for any futures contract held by the Fund, the Fund could purchase a put option on that same futures contract with a strike price as high or higher than the price of the contract held. The Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

Federal Income Tax Treatment of Exchange-Listed Commodity Futures, Commodity Investments and Investments in the Subsidiary.  The Subsidiary’s transactions in Commodity Investments will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses.  Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

The Fund intends to treat any income it may derive from Commodity Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to “regulated investment companies” (“RICs”), based on a tax opinion received from special counsel that was based, in part, on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent).  Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this SAI.  If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or it might cease to qualify as a RIC.

Swap Agreements

The Fund may enter into swap agreements, which are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset.  In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset.  Swap agreements usually will be done on a net basis, the Fund receiving or paying only the net amount of the two payments.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Options

The Fund may invest in options.  A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific asset at a specified price within a specified period of time.  The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of the asset held and may purchase call options to hedge against an increase in the price of the asset it is committed to purchase.  The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the assets it holds or is committed to purchase.

Options on Futures Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put)at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs.  Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund.  The potential for loss related to writing call options on equity securities or indices is unlimited.  The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Trustees has delegated to the Advisor the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Trustees has directed the Advisor to look to factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees.  If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Fixed Income Investments and Cash Equivalents

Normally, the Fund invests substantially all of its assets to meet its investment objective and consequently invests significantly in fixed income securities.  However, in certain instances, for temporary or defensive purposes, the Fund may also invest in other cash equivalents in order to provide income, liquidity, preserve capital and serve as collateral for the Subsidiary’s investments in Commodity Instruments.

Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1)The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government.  U.S. Treasury securities are backed by the “full faith and credit” of the United States.  Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.  Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.  An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision.  Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.  In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.  In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2)The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable.  If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.  The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks.  In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund  may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund  is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund  is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund  could incur a loss of both principal and interest.  The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement.  The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5)The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

[(6)The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  The Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Elkhorn Investments to be of comparable quality.]

(7)The Fund may invest in shares of money market funds, as consistent with its investment objective and policies.  Shares of money market funds are subject to management fees and other expenses of those funds.  Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations.  At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.  Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Other Investment Companies and Pooled Investment Vehicles

The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs and closed-end funds that provide exposure to commodities, equity securities and fixed income securities to the extent permitted under the 1940 Act.  ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.  Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies.  For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments.  As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles.  In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities.  To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Borrowing

The Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes.  Borrowed money will cost the Fund interest expense and/or other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies.  To the extent that the Fund has outstanding borrowings, it will be leveraged.  Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Leverage

In addition to structural leverage, such as the Fund’s bank borrowings, the Subsidiary may invest in portfolio investments, such as investments in commodity futures contracts and other derivatives, which may give rise to a form of economic leverage.  Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying asset can result in the magnification of gains or losses on the investment held by a fund, and depending on the investment can potentially result in a loss greater than the amount invested in the derivative itself.  The total value of all investments of the Fund and the Subsidiary in instruments with economic leverage will be covered with segregated or ear-marked assets of the Fund in accordance with SEC guidance.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet any required asset segregation requirements when it may not be advantageous for the Fund to do so.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities.  The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate.  A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year.  A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

Investment Risks

The following information supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Risks and Special Considerations Concerning Commodity Instruments

In addition to the risks set forth in the Prospectus, investing in Commodity Instruments involves certain general risks and considerations as described below.

(1)Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Market risk is the primary risk associated with derivative transactions.  Commodity Instruments may include elements of leverage and, accordingly, fluctuations in the value of the Commodity Instruments may be magnified.  The successful use of Commodity Instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  A decision to engage in a futures transaction will reflect the portfolio manager’s judgment that the futures transaction will provide value to the Subsidiary and ~~its~~ to the Fund’s shareholders and is consistent with the Fund and Subsidiary’s objectives, investment limitations, and operating policies.  In making such a judgment, the portfolio managers will analyze the benefits and risks of the futures transactions and weigh them in the context of the Subsidiary’s overall investments and investment objective.  The prices of the Commodity Instruments may move in different directions than investments in traditional equity and debt securities.  For example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase.  Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

(2)Credit Risk/Counterparty Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the futures transactions and possibly other losses to the Fund.  The Subsidiary will enter into transactions in Commodity Instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

(3)Correlation Risk.  Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a Futures Instrument and price movements of investments being hedged.  When a futures transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.  With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset.  With an imperfect hedge, the value of the Futures Instrument and its hedge are not perfectly correlated.  For example, if the value of a Futures Instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated.  This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)Liquidity Risk.  Liquidity risk is the risk that a Futures Instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  The Fund and the Subsidiary might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options).  If the Subsidiary is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out.  These requirements might impair the Subsidiary’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Subsidiary’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Due to liquidity risk, there is no assurance that any futures position can be sold or closed out at a time and price that is favorable to the Subsidiary.

(5)Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a futures transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.

(7)Leverage Risk. Leverage risk is the risk that the Subsidiary may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Subsidiary’s portfolio.  The use of leverage may also cause the Subsidiary to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8)Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading.  Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable.  Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the Commodity Instruments in which the Fund may invest through the Subsidiary, is not yet certain.

     (9)Tax Risk. The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received from the Subsidiary as “qualifying income” under the provisions of the Code of 1986, as amended, applicable to RICs, based on a tax opinion from special counsel that was based, in part, on numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent).  Shareholders and potential investors should be aware, however, that, in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this SAI.  If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

Special Risks of Commodity Futures Contracts.  Commodity futures contracts also may be subject to the following special risks:

(1)Storage Costs.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity.  These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”).  To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

(2)Reinvestment Risk.  In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery in the future.  In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price.  Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.  The changing nature of hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price.  This can have significant implications for the Fund when it is time to replace an expiring contract with a new contract.  If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might open the new futures position at a higher price or choose other related commodity investments.

(3)Additional Economic Factors.  The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds.  Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, commodity options and commodity swaps, than on traditional securities.  These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

(4)Deflation and Inflation.  Deflation or unanticipated changes in the rate of inflation may result in changes in the future spot price of the underlying commodities that could negatively affect the Fund’s profitability and result in potential losses.  In addition, reduced economic growth may lead to reduced demand for the underlying commodities and put downward pressure on future spot prices, adversely affecting the Fund’s operations and profitability.

(5)Risk of Temporary Market Aberrations or Distortions.  The Fund is subject to the risk that temporary aberrations or distortions in the markets (such as war, strikes, geopolitical events and natural disasters) will occur that impact commodity prices and negatively impact the value of the Fund’s positions, thereby adversely affecting the value of your shares.

(6)Volatility Risk.  The commodity markets have experienced periods of extreme volatility.  General market uncertainty and consequent re-pricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities.  Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Additional Risks of Investing in the Fund

Credit Risk

Credit risk is the risk that an issuer of a debt instrument, Futures Instrument, derivative or other instrument may be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of an instrument may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Currency Risk

Changes in currency exchange rates may affect the Fund’s  net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk

The Fund may invest in derivatives.  Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate.  Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk.  They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  The counterparty to a derivative contract might default on its obligations.  Derivatives can be volatile and may be less liquid than other securities.  As a result, the value of an investment in the Fund that invests in derivatives may change quickly and without warning.  For some derivatives, it is possible to lose more than the amount invested in the derivative.  Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk.  If the Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed.  This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund.  Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Risks of Swap Agreements

The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make.  Swap agreements are subject to the risk that the swap counterparty will default on its obligations.  If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).  Swaps could result in losses for the Fund if the underlying asset or reference does not perform as anticipated.  Total return swaps can have the potential for unlimited losses.  The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Risks of Options Transactions

There are several risks accompanying the utilization of options on futures contracts.  The risk of loss in trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation.  The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Liquidity Risk

Whether or not the assets in the Fund are listed on an exchange, the principal trading market for certain of the assets in the Fund may be in the over-the-counter (“OTC”) market.  As a result, the existence of a liquid trading market for the assets may depend on whether dealers will make a market in the assets.  There can be no assurance that a market will be made for any of the assets, that any market for the assets will be maintained or that there will be sufficient liquidity of the assets in any markets made.  The price at which the assets are held in the Fund will be adversely affected if trading markets for the assets are limited or absent.

Failure of a Clearing Broker

Under current CFTC regulations, a clearing broker (or futures commission merchant) maintains customers’ assets in a bulk segregated account.  There is a risk that assets deposited by the Fund with the clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker or the clearing broker’s own payment obligations.  In addition, the assets of the Fund may not be fully protected in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund, are entitled to recover, even in respect of property specifically traceable to them, only a pro rata share of all property, if any, available for distribution to all of that clearing broker’s customers.  The Fund also may be subject to the risk of the failure of, or delay in performance by, any exchanges and their clearing organizations, if any, on which commodity interest contracts are traded.  Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading.  Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers.  With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization.  As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Increased Competition

The Adviser believes that there has been, over time, an increase in interest in commodity investing.  As the Adviser’s assets under management directly or indirectly invested in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.

An Investment in the Fund May Not Necessarily Diversify an Investor’s Overall Portfolio

The investment performance of commodities has shown little long-term historical correlation to the performance of other asset classes, such as domestic equities and bonds.  Little correlation means that there is a low statistical relationship between the performance of commodity investments on the one hand, and domestic equities and bonds on the other hand.  Because there is little long-term historical correlation, the Fund cannot be expected to be automatically profitable during unfavorable periods in the stock or bond markets, or vice versa.  If, during a particular period of time, the Fund’s performance moves in the same general direction as the other financial markets, or the Fund performs unsuccessfully relative to overall commodity markets, you may obtain little or no diversification benefits during that period from an investment in the Fund’s shares.  In such a case, the Fund may have no gains to offset your losses from such other investments, and you may suffer losses on your investment in the Fund at the same time losses on your other investments are increasing.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees.  There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and three of whom are Trustees who are not officers or employees of Elkhorn Investments or any of its affiliates (“Independent Trustees”).  The Trust has not established a lead independent Trustee position.  The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment adviser.  The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees.  The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.  Each Trustee has been elected for an indefinite term.  The officers of the Trust serve indefinite terms.  Each Trustee, except for Benjamin T. Fulton, is an Independent Trustee.  Mr. Fulton is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his positions as Chief Executive Officer and President of Elkhorn Investments and the Trust.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Elkhorn Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Trustee who is an Interested Person of the Trust
Benjamin T. Fulton(1) c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1961	Chairman of the Board of Trustees; Chief Executive Officer and President	•Indefinite term •Since inception	Chief Executive Officer and President, Elkhorn Investments, LLC, 2013-present; Managing Director, Invesco PowerShares Capital Management LLC, 2005-2013	[ ]	None
Independent Trustees
Bruce Howard c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1952	Trustee	•Indefinite term •Since inception
Advisory Board Member, Performance Trust Capital Partners LLC, 2009-present; Director/Tax Consultant, Tyndale House Publishers Inc., 1980-present; Professor of Business & Economics, Wheaton College, 1980-present
				[ ]	None
Gregory D. Bunch c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1958	Trustee	•Indefinite term •Since inception	Adjunct Professor of Entrepreneurship, University of Chicago, 2009-present; President, Masterplan International Corporation, 1998-present; Co-Founder, Oration, 2012-2013	[ ]	None
Jeffrey P. Helton c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1959	Trustee	•Indefinite term •Since inception	Pastor, The People’s Church, 2012-present; Executive/Life Coach, WellSpring Coaching, 2010-present	[ ]	None
Officers of the Trust
Graham Day c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1986	Vice President and Assistant Secretary	•Indefinite term •Since inception
Director of Product Development, Elkhorn Investments, LLC, 2014-present; Senior Strategist (2013-2014), Product Manager (2011-2013), Research Analyst (2009-2011), Invesco PowerShares Capital Management LLC
				N/A	N/A
Melanie H. Zimdars c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1976	Chief Compliance Officer	•Indefinite term •Since inception	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, 2009-present	N/A	N/A
Philip L. Ziesemer c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1963	Chief Financial Officer and Secretary	•Indefinite term •Since inception	Chief Financial Officer, Elkhorn Investments, LLC, 2013-present; Chief Financial Officer, Renegade Holdings, 2009-2013	N/A	N/A

____________________
(1)	Mr. Fulton is deemed an “interested person” of the Trust due to his position as Chief Executive Officer and President of Elkhorn Investments and the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Elkhorn Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure.  Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by Elkhorn Investments (each, an “Elkhorn Fund” and collectively, the “Elkhorn Investments Fund Complex”).  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Elkhorn Investments or any of its affiliates.  The Interested Trustee, Benjamin T. Fulton, serves as the Chair of the Board for each Fund in the Elkhorn Investments Fund Complex.

The same four persons serve as Trustees on the Trust’s Board and are anticipated to serve on the Boards of all other Elkhorn Funds.  The unitary board structure was adopted for the Elkhorn Funds because of the efficiencies it achieves with respect to the governance and oversight of the Elkhorn Funds.  Each Elkhorn Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Elkhorn Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting.  Because of the similar and often overlapping issues facing the Elkhorn Funds, including among any such exchange-traded funds, the Board of the Elkhorn Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Elkhorn Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards.  In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Elkhorn Funds.  The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Elkhorn Investments Fund Complex as a whole.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the

Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees.  Messrs. Bunch, Helton and Howard are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders.  The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term.  When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Philip L. Ziesmer, Secretary, at the Trust’s address, 207 Reber Street, Suite 201, Wheaton, Illinois 60187.  Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (as defined below); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected.  In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees).  Messrs. Bunch, Helton and Howard serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund.  The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser (each, a “Sub-Adviser”), is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).

Melanie H. Zimdars of ALPS Fund Services, Inc. (“ALPS”) serves as CCO of the Trust.  In a joint effort between the Trust and ALPS to ensure the Trust complies with Rule 38a-1 under the 1940 Act, ALPS has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust.  Pursuant to the CCO Services Agreement, ALPS designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1.  Ms. Zimdars currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level.  The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes.  The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  In addition, the Independent Trustees meet privately each quarter with the CCO.  The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees.  Bruce Howard is Professor of Business & Economics at Wheaton College and is a Director and Tax Consultant at Tyndale House Publishers Inc.  Mr. Howard has held these positions since 1980.  Additionally, since 2009, Mr. Howard has served as a member of the Advisory Board for Performance Trust Capital Partners LLC.  Mr. Howard has served as a Trustee of the Elkhorn Funds since 2015.  He currently serves as Chair of the Audit Committee (since 2015) of the Elkhorn Funds.

Gregory D. Bunch is President of Masterplan International Corporation, a position he has held since founding the strategy consulting firm in 1998.  In 2012, Mr. Bunch co-founded Oration, a health-care focused software company.  Additionally, since 2009, Mr. Bunch has served as Adjunct Professor of Entrepreneurship at the University of Chicago, where he teaches New Venture Strategy.  Mr. Bunch has served as a Trustee of the Elkhorn Funds since 2015.  He currently serves as Chair of the Nominating and Governance Committee (since 2015).

Jeffrey P. Helton is Pastor at The People’s Church in Franklin, Tennessee, a position he has held since 2012. Mr. Helton also serves as an Executive/Life Coach at WellSpring Coaching, a company he co-founded in 2010.  Mr. Helton has served as a Trustee of the Elkhorn Funds since 2015.

Interested Trustee.  Benjamin T. Fulton is Chair of the Board of Trustees of the Elkhorn Funds and Chief Executive Officer and President of both Elkhorn Investments as well as Elkhorn Capital Group, LLC, the sole member of Elkhorn Investments.  Previously, Mr. Fulton served as Managing Director at Invesco PowerShares Capital Management LLC from 2005-2013.  He has nearly three decades of experience in the investment management industry.  Mr. Fulton has served as a Trustee of the Elkhorn Funds since 2015.

Each Independent Trustee is paid a fixed annual retainer of $10,000 per year.  The fixed annual retainer is allocated pro rata among each fund in the Elkhorn Investments Fund Complex based on net assets.  Trustees are also reimbursed by the investment companies in the Elkhorn Investments Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund and by the Elkhorn Investments Fund Complex for one fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Elkhorn Investments.

Name of Trustee	Estimated Compensation from the Fund(1)	Estimated Total Compensation from the Elkhorn Investments Fund Complex(2)

Bruce Howard	[$10,000]	[$10,000]

Name of Trustee	Estimated Compensation from the Fund(1)	Estimated Total Compensation from the Elkhorn Investments Fund Complex(2)

Gregory D. Bunch	[$10,000]	[$10,000]
Jeffrey P. Helton	[$10,000]	[$10,000]
____________________
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.

(2)	The estimated total compensation paid to the Independent Trustees for one fiscal year for services to all Funds advised by Elkhorn Investments.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the Elkhorn Investments Fund Complex as of [     ], 2016:
Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Elkhorn Investments Fund Complex

Interested Trustee
Benjamin T. Fulton	None	None
Independent Trustees
Bruce Howard	None	None
Gregory D. Bunch	None	None
Jeffrey P. Helton	None	None

As of [     ], 2016, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of [     ], 2016, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Investment Adviser.  The Board of Trustees of the Trust, including the Independent Trustees, approved an investment management agreement (the “Investment Management Agreement”) for the Fund for an initial term ending [March 31], 2017.  The Board of Trustees determined that the Investment Management Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment.

Pursuant to the Investment Management Agreement between Elkhorn Investments and the Trust, Elkhorn Investments will manage the investment of the Fund’s assets and will be responsible for paying all expenses of the Fund, excluding the fee payments under the

Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.  The Fund has agreed to pay Elkhorn Investments an annual management fee equal to 0.[   ]% of its average daily net assets.

Elkhorn Investments, 207 Reber Street, Suite 201, Wheaton, Illinois 60187, is the investment adviser to the Fund.  Elkhorn Investments is a limited liability company with a sole member, Elkhorn Capital Group, LLC.  Elkhorn Investments discharges its responsibilities subject to the policies of the Board of Trustees.

Elkhorn Investments provides investment tools and portfolios for advisers and investors.  Elkhorn Investments is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches.  Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

Elkhorn Investments acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund.  Elkhorn Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Under the Investment Management Agreement, Elkhorn Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Elkhorn Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties.  The Investment Management Agreement continues until [        ], 201__, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees.  The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Elkhorn Investments, or by Elkhorn Investments on 60 days’ written notice to the Fund.

Investment Committee.  The Investment Committee of Elkhorn Investments (the “Investment Committee”) is primarily responsible for the day-to-day management of the Fund.  There are currently four members of the Investment Committee, as follows:

Name	Position with Elkhorn Investments	Length of Service with Elkhorn Investments	Principal Occupation During Past Five Years

Benjamin T. Fulton	Chief Executive Officer	Since 2013	Chief Executive Officer and President, Elkhorn Investments, LLC, 2013-present; Managing Director, Invesco PowerShares Capital Management LLC, 2005-2013
Graham Day	Director	Since 2014
Director of Product Development, Elkhorn Investments, LLC, 2014-present; Senior Strategist (2013-2014), Product Manager (2011-2013), Research Analyst (2009-2011), Invesco PowerShares Capital Management LLC

Jeff Wynsma	Director	Since 2013	Director, Product Strategy & Research, Elkhorn Investments, LLC, 2013-present; Financial Consultant, Benjamin F. Edwards & Co., 2010-2013
Jordan Golz	Analyst	Since 2014	Analyst, Elkhorn Investments, LLC, 2014-present

No member of the Investment Committee beneficially owns any shares of the Fund.

Compensation.  The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of Elkhorn Investments.  Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

The Investment Committee manages the investment vehicles (other than the series of the Trust) with the number of accounts and assets, as of [     ], 2016, set forth in the table below:

Accounts Managed by Investment Committee
Investment Committee Member	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)

Benjamin T. Fulton	[— ($—)]	[— ($—)]	[— ($—)]
Graham Day	[— ($—)]	[— ($—)]	[— ($—)]
Jeff Wynsma	[— ($—)]	[— ($—)]	[— ($—)]
Jordan Golz	[— ($—)]	[— ($—)]	[— ($—)]
____________________

Conflicts.  None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account.  In addition, Elkhorn Investments believes that there are no material conflicts of interest that may arise in connection with the Investment Committee’s management of the Fund’s investments and the investments of the other accounts managed by the Investment Committee.  However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time.  In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, Elkhorn Investments believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee.

In addition, the Adviser may make payments out of its own internal resources and profits from all sources to other financial intermediaries to encourage the sale of Shares of the Fund.  The payments are intended to compensate financial intermediaries (including broker-dealers) for, among other things: marketing Shares, which may consist of payments relating to the Fund, including but not limited to: inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the financial intermediaries; access to the financial intermediaries registered sales persons; and/or other specified services or persons intended to assist in the marketing of the Funds.  Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria).  These payments may create an incentive for a financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation.  You may contact your financial intermediary if you want information regarding the any payment it receives from the Adviser.

Brokerage Allocations

Elkhorn Investments is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.  It is the policy of Elkhorn Investments to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Elkhorn Investments and its clients.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers, and, on occasion, the issuers.  Commissions will be paid on the Fund’s Futures transactions, if any.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker/dealers and in negotiating commissions, Elkhorn Investments considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  Such brokerage and research services are often referred to as “soft dollars.”  Elkhorn Investments has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, Elkhorn Investments may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Elkhorn Investments determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Elkhorn Investments or the Trust.  In addition, Elkhorn Investments must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided.  The investment advisory fees paid by the Fund to Elkhorn

Investments under the Investment Management Agreement would not be reduced as a result of receipt by Elkhorn Investments of research services.

Elkhorn Investments places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by Elkhorn Investments in servicing all of its accounts; not all of such services may be used by Elkhorn Investments in connection with the Fund.  Elkhorn Investments believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, Elkhorn Investments believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  Elkhorn Investments seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by Elkhorn Investments are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Administrator.  Bank of New York Mellon (“BNYM”) serves as Administrator for the Fund.  Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement.  Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Fund.  BNYM will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities (which may be in BNYM’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties.  This fee is subject to reduction for assets over $1 billion.

Custodian, Transfer Agent, Fund Accounting Agent, Distributor, Benchmark Provider and Exchange

Custodian, Transfer Agent and Accounting Agent.  BNYM, as custodian for the Fund pursuant to a Custody Agreement, holds the Fund’s assets.  BNYM also serves as transfer agent of the Fund pursuant to an Administrative Agency Agreement.  As the Fund’s accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses.  BNYM may be reimbursed by the Fund for its out-of-pocket expenses.

Distributor.  ALPS Distributors, Inc. is the distributor (the “Distributor”) and principal underwriter of the Creation Unit Aggregations of the Fund.  Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Elkhorn Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Elkhorn Investments’ available resources to make these payments include profits from advisory fees received from the Fund. The services Elkhorn Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

12b-1 Plan.  The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the plan, and the Fund will not pay 12b-1 fees any time before [        ], 201__.

Aggregations.  Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor.  The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares.  Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Benchmark Provider.  The Benchmark Provider is not affiliated with the Fund, ALPS or Elkhorn Investments.  The Fund is entitled to use the Benchmark pursuant to a sublicensing arrangement by and between the Trust, on behalf of the Fund, and Elkhorn Investments, which in turn has a license agreement with the Benchmark Provider.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by the Adviser.  The Benchmark is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser.  The Adviser’s products are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Adviser’s products or any member of the public regarding the advisability of investing in securities generally or in Adviser’s products particularly or the ability of the Benchmark to track general market performance.  S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Benchmark is the licensing of the Benchmark and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices.  The Benchmark is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Adviser’s products.  S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of Adviser’s products into consideration in determining, composing or calculating the Benchmark.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Adviser’s products or the timing of the issuance or sale of Adviser’s products or in the determination or calculation of the equation by which Adviser’s products is to be converted into cash. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Adviser’s products. There is no assurance that investment products based on the Benchmark will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE BENCHMARK OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ADVISER’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BENCHMARK OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Adviser does not guarantee the accuracy and/or the completeness of the Benchmark or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein.  The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Benchmark or any data included therein.  The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Benchmark or any data included therein.  Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Benchmark even if notified of the possibility of such damages.

Exchange.  The only relationship that the Exchange has with Elkhorn Investments or the Distributor of the Fund in connection with the Fund is that the Exchange lists the shares of the Fund pursuant to its listing agreement with the Trust.  The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Additional Information

Book Entry Only System.  The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares.  Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Elkhorn Investments the proxy voting responsibilities for the Fund and has directed Elkhorn Investments to vote proxies consistent with the Fund’s best interests.  Elkhorn Investments has engaged the services of Institutional Shareholder Services, Inc. (“ISS”), to make recommendations to Elkhorn Investments on the voting of proxies relating to securities held by the Fund.  If Elkhorn Investments manages the assets of a company or its pension plan and any of Elkhorn Investments’ clients hold any securities of that company, Elkhorn Investments will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.  While these guidelines are not intended to be all-inclusive, they do provide guidance on Elkhorn Investments’ general voting policies.

Elkhorn Investments has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Elkhorn Investments’ general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit A.

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q.  Form N-Q for the Trust is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Trust’s Forms N-Q are available without charge, upon request, by calling 1-844-355-3837 or by writing to Elkhorn ETF Trust, 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

Policy Regarding Disclosure of Portfolio Holdings.  The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings.  The Board of Trustees must approve all material amendments to this policy.  The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites.  In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of the Fund.  The Fund’s portfolio holdings are also available on the Fund’s website at http://www.elkhorn.com.  The Trust, Elkhorn Investments and ALPS will not disseminate non-public information concerning the Trust.

Codes of Ethics.  In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Elkhorn Investments and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions.  Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Creation and Redemption of Creation Unit Aggregations

General

The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase and Issuance of Creation Unit Aggregations

Fund Deposit.  Unless cash purchases are required or permitted for the Fund under the circumstances described below, the consideration for purchase of a Creation Unit Aggregation of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions (including cash positions) as of the end of the prior Business Day and an amount of cash computed as described below (the “Cash Component”).  Together, the Deposit Securities (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount.  The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation) and (ii) the “Deposit Amount” – an amount equal to the aggregate market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Security, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for the Fund for that day (subject to correction of any errors).  Such Fund Deposit information is applicable in order to effect creations of Creation Unit Aggregations of the Fund until the next Business Day.

The identities and quantities of the Deposit Securities required for a Fund Deposit for the Fund change as corporate action events are reflected within the Fund from time to time by the Advisor with a view to the investment objective of the Fund.

The Fund reserves the right to require or permit purchases of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances:  (i) to the extent there is a Cash Component; (ii) if, on a given Business Day, the Fund announces before the open of trading that all purchases on that day will be made entirely in cash; (iii) if, upon receiving a purchase order from an Authorized Participant (as defined below), the Fund determines to require the purchase to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Securities because:  (a) such instruments are not eligible for transfer through either the Continuous Net Settlement System of the NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Unit Aggregations (the “NSCC Process”) or through the facilities of DTC (the “DTC Process”); or (b) in the case of non-U.S. Deposit Securities, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because:  (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

In addition, under the following circumstances, it is possible that Deposit Securities may not correspond pro rata to the positions in the Fund’s portfolio as of the end of the prior Business Day:  (i) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (a tradeable round lot for a security will be the standard unit of trading in that particular type of security in its primary market); or (iii) with respect to “to-be-announced” transactions, short positions and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Securities with their value reflected in the determination of the Cash Component.

Procedures for Creation of Creation Unit Aggregations.  In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and must have international operational capabilities.  A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement.  All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form.  Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must generally be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date.  The Fund may require custom orders for the purchase of Creation Unit Aggregations to be placed earlier in the day (for example, on days when the generally accepted close of the Exchange or the applicable fixed-income security market occurs earlier than normal (such as the day before a holiday)).  In addition, it is possible that orders to purchase a Creation Unit Aggregation may not be accepted on any day when the applicable fixed-income security markets are closed.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.”  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement.  Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized

Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

 Deposit Securities must be delivered to the Trust through the applicable processes set forth in the Participant Agreement.  Deposit Securities that are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below), all in accordance with the terms of the Participant Agreement.  If a Deposit Security is an American Depositary Receipt (“ADR”) or similar domestic instrument, it may be delivered to the Custodian.  The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below, all in accordance with the terms of the Participant Agreement.  The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded.  Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Issuance of Creation Unit Aggregations.  A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed.  As described in the next paragraph, in the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% (which First Trust may change from time to time) of the value of the missing Deposit Securities.  The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if:  (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Distributor, have an adverse effect on the Trust, the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or the Fund make it impossible to process creation orders for all practical purposes.  Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the Custodian, the sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events.  The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Trust, the Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the quantity of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500.  The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction.  The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled.  The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes.  When the Fund permits an Authorized Participant to substitute cash in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities.

Redemptions of Creation Unit Aggregations

Redemption of Fund Shares In Creation Unit Aggregations.  Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day.  The Fund will not redeem shares in amounts less than Creation Unit Aggregations.  Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.  Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern Time), the list of the names and the required quantity of the securities and other instruments (“Fund Securities”), as well as the estimated Cash Redemption Amount (defined below) (if any), that will be applicable for the Fund for that day (subject to correction of any errors) to redemption requests received in proper form (as described below) on that day.

Unless cash redemptions are required or permitted for the Fund under the circumstances described below, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit Aggregation) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes.  In the event that the Fund Securities have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit Aggregation), a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund reserves the right to require or permit redemptions of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances:  (i) to the extent there is a Cash Redemption Amount;  (ii) if, on a given Business Day, the Fund announces before the open of trading that all redemptions on that day will be made entirely in cash; (iii) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash;  (iv) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Fund Securities because:  (a) such instruments are not eligible for transfer through either the NSCC Process or the DTC Process; or (b) in the case of non-U.S. Fund Securities, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Fund Securities because: (a) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (b) with respect to non-U.S. Fund Securities, a holder of shares of the Fund would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

In addition, under the following circumstances, it is possible that Fund Securities may not correspond pro rata to the positions in the Fund’s portfolio as of the end of the prior Business Day: (i) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (iii) with respect to “to-be-announced” transactions, short positions and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Fund Securities with their value reflected in the determination of the Cash Redemption Amount.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Redemption Transaction Fee.  Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500.  The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled.  Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

Placement of Redemption Orders.  Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement.  Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

 Deliveries of Fund Securities to investors are generally expected to be made within three Business Days.  Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form.  In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.  See below for a list of the local holidays in the foreign countries relevant to the Fund.  Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption.  However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds are permitted to be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but no later than 15 calendar days following tender of a Creation Unit Aggregation in proper form.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, (which First Trust may change from time to time), of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BBH prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date.  A redemption order must be submitted in proper form.

Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund reserves the right to redeem Creation Unit Aggregations for cash under the circumstances described above.  An Authorized Participant or an investor for which it is acting may therefore be paid redemption proceeds in cash.  The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.

Regular Holidays

The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus three Business Days (i.e., days on which the NYSE is open).  The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus three in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances.  The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays.  In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund.  The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances.  In no event, however, will the Fund take more than fifteen calendar days from the date of the tender to deliver the redemption proceeds.  The holidays applicable to the Fund during such periods are listed below.  Certain holidays may occur on different dates in subsequent years.  The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates of the regular holidays affecting the relevant securities markets from __________ through _____________ of the below-listed countries are as follows:

[To be provided by C&C]

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of the Prospectus.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Income from commodities is generally not qualifying income for RICs.  The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31)  received from the Subsidiary as “qualifying income” for RICs, based on a tax opinion received from special tax counsel which was based, in part, on numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent).  Shareholders and potential investors should be aware, however, that, in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus.  If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

The Fund has undertaken to not hold more than 25% of its assets in the Subsidiary at the end of any quarter.  If the Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, the Fund may fail the RIC diversification tests described above.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.  If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained.  In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years.  In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates.  In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates.  The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  This tax will generally apply to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid.  If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount.  The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Subsidiary’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury.  For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a Futures Contract or option) in such securities, partnership interests or commodities.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after June 30, 2014, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax.  In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.  If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.  Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.  Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services.  Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed.  In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)Common stocks and other equity securities (including exchange-traded commodity-linked instruments, other ETFs and closed-end funds) listed on any national or foreign exchange other than [     ] and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined.  Securities listed on [     ] or AIM are valued at the official closing price on the business day as of which such value is being determined.  If there has been no sale on such day, or no official closing price in the case of securities traded on [     ] and AIM, the securities are valued at the mean of the most recent bid and ask prices on such day.  Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

(3)Futures contracts will be valued at the settlement price established each day by the board or exchange on which they are traded.

(4)Exchange-traded options will be valued at the closing price in the market where such contracts are principally traded.

(5)Swaps will be valued based on valuations provided by independent, third-party pricing agents.

(6)Redeemable securities issued by U.S. registered open-end investment companies will be valued at the investment company’s applicable NAV, with the exception of ETFs, which will be priced as described above.

In addition, the following types of securities will be valued as follows:

(1)Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service.  When price quotes are not available, fair value is based on prices of comparable securities.

(2)Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by Elkhorn Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods.  Such securities may be valued by the Board of Trustees or its delegate at fair value.  These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”  As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale.  A variety of factors may be considered in determining the fair value of such securities.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.  Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Dividends from net investment income of the Fund, if any, are declared and paid at least annually.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis.  The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust.  Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel.  Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

Independent Registered Public Accounting Firm.  Grant Thornton, LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, serves as the Fund’s independent registered public accounting firm.  The firm audits the Fund’s financial statements and performs other related audit services.

Exhibit A - Proxy Voting Guidelines

United States

Concise Proxy Voting
Guidelines

2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

www.issgovernance.com
©2015 ISS | Institutional Shareholder Services

The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive.  A full listing of ISS’ 2015 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy-gateway/2015-policy-information/

ROUTINE/MISCELLANEOUS

 Auditor Ratification

● General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

› An auditor has a financial interest in or association with the company, and is therefore not independent;
› There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
› Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
› Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

› Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:

 Voting on Director Nominees in Uncontested Elections

● General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case- by-case) for the following:
 Problematic Takeover Defenses

Classified Board Structure:

----------------------
1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”.  However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired.  If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers.  Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).  Take into consideration the company’s five-year total shareholder return and operational metrics.  Problematic provisions include but are not limited to:

› A classified board structure;
› A supermajority vote requirement;
› Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
› The inability of shareholders to call special meetings;
› The inability of shareholders to act by written consent;
› A dual-class capital structure; and/or
› A non–shareholder-approved poison pill.

 Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval.  A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval. Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

›
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

› The issuer’s rationale;
› The issuer’s governance structure and practices; and
› The issuer’s track record of accountability to shareholders.

 Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.  Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

 Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

› The company's response, including:
› Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
› Specific actions taken to address the issues that contributed to the low level of support;
› Other recent compensation actions taken by the company;
› Whether the issues raised are recurring or isolated;
› The company's ownership structure; and
› Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

 Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

› The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
› Disclosure by the company of any significant engagement with shareholders regarding the amendment;
› The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
› The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
› The company's ownership structure;
› The company's existing governance provisions;
› Whether the amendment was made prior to or in connection with the company's initial public offering;

› The timing of the board's amendment to the bylaws/charter in connection with a significant business development
› Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

 Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

1.19.	Failure to replace management as appropriate; or

1.20.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

› Disclosed outreach efforts by the board to shareholders in the wake of the vote;
› Rationale provided in the proxy statement for the level of implementation;
› The subject matter of the proposal;
› The level of support for and opposition to the resolution in past meetings;
› Actions taken by the board in response to the majority vote and its engagement with shareholders;
› The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
› Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

› The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
› The company's ownership structure and vote results;
› ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
› The previous year's support level on the company's say-on-pay proposal.

3.	Composition
----------------------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

 Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.  Acceptable reasons for director absences are generally limited to the following:
› Medical issues/illness;
› Family emergencies; and
› Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

 Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards5.

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

 Independent Chair (Separate Chair/CEO)

● General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

› The scope of the proposal;
----------------------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

› The company's current board leadership structure;
› The company's governance structure and practices;
› Company performance; and
› Any other relevant factors that may be applicable.

 Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features.  However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

● General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:
› Company-specific factors; and
› Proposal-specific factors, including:
› The ownership thresholds proposed in the resolution (i.e., percentage and duration);
› The maximum proportion of directors that shareholders may nominate each year; and
› The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

 Proxy Contests—Voting for Director Nominees in Contested Elections

● General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

› Long-term financial performance of the target company relative to its industry;
› Management’s track record;
› Background to the proxy contest;
› Nominee qualifications and any compensatory arrangements;
› Strategic plan of dissident slate and quality of critique against management;
› Likelihood that the proposed goals and objectives can be achieved (both slates);
› Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.	SHAREHOLDER RIGHTS & DEFENSES

 Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee- shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

● General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

› The company's stated rationale for adopting such a provision;
› Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

› The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

› Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

 Common Stock Authorization

● General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance.  Take into account company-specific factors that include, at a minimum, the following:
› Past Board Performance:
› The company's use of authorized shares during the last three years

› The Current Request:
› Disclosure in the proxy statement of the specific purposes of the proposed increase;
› Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

› The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization

● General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance.  Take into account company-specific factors that include, at a minimum, the following:

› Past Board Performance:
› The company's use of authorized preferred shares during the last three years;

› The Current Request:
› Disclosure in the proxy statement of the specific purposes for the proposed increase;
› Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

› In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

› Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

 Mergers and Acquisitions

● General Recommendation: Vote case-by-case on mergers and acquisitions.  Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.  Management should also have a favorable track record of successful integration of historical acquisitions.

›
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.  Significant negotiation "wins" can also signify the deal makers' competency.  The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.  Consider whether these interests may have influenced these directors and officers to support or recommend the merger.  The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders.  Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

 Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)

● General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);
› The company maintains significant problematic pay practices;
› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

› There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
› The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
› The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
› The situation is egregious.

Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period.  With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group7 Alignment:

› The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

› The multiple of the CEO's total pay relative to the peer group median.
2.
Absolute Alignment8 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

› The ratio of performance- to time-based equity awards;
› The overall ratio of performance-based compensation;
› The completeness of disclosure and rigor of performance goals;
› The company's peer group benchmarking practices;
› Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
› Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
› Realizable pay9 compared to grant pay; and
› Any other factors deemed relevant.

 Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

› Problematic practices related to non-performance-based compensation elements;
› Incentives that may motivate excessive risk-taking; and

----------------------
6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's.  For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9 ISS research reports include realizable pay for S&P1500 companies.

› Options Backdating.

 Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

› Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
› Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
› New or extended agreements that provide for:

› CIC payments exceeding 3 times base salary and average/target/most recent bonus;
› CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
› CIC payments with excise tax gross-ups (including "modified" gross-ups).

 Incentives that may Motivate Excessive Risk-Taking

› Multi-year guaranteed bonuses;
› A single or common performance metric used for short- and long-term plans;
› Lucrative severance packages;
› High pay opportunities relative to industry peers;
› Disproportionate supplemental pensions; or
› Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

 Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

› Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
› Duration of options backdating;
› Size of restatement due to options backdating;
› Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
› Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

 Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

› Failure to respond to majority-supported shareholder proposals on executive pay topics; or
› Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
› The company's response, including:
› Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
› Specific actions taken to address the issues that contributed to the low level of support;
› Other recent compensation actions taken by the company;
› Whether the issues raised are recurring or isolated;
› The company's ownership structure; and
› Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

 Equity-Based and Other Incentive Plans

● General Recommendation: Vote case-by-case on certain equity-based compensation plans10 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

› Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

› SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
› SVT based only on new shares requested plus shares remaining for future grants.

 › Plan Features:
› Automatic single-triggered award vesting upon a change in control (CIC);
› Discretionary vesting authority;
› Liberal share recycling on various award types;
› Lack of minimum vesting period for grants made under the plan.

 › Grant Practices:
› The company’s three year burn rate relative to its industry/market cap peers;
› Vesting requirements in most recent CEO equity grants (3-year look-back);
› The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
› The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
› Whether the company maintains a claw-back policy;
› Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

----------------------
10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

› Awards may vest in connection with a liberal change-of-control definition;

› The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

› The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
› Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

 Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues.  While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

● General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
› Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

 Climate Change/Greenhouse Gas (GHG) Emissions

● General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

› Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

› The company’s level of disclosure is at least comparable to that of industry peers; and
› There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›  The company already discloses current, publicly-available information on the impacts that GHG  emissions may have on the company as well as associated company policies and procedures to  address related risks and/or opportunities;
› The company's level of disclosure is comparable to that of industry peers; and
› There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG  emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

› Whether the company provides disclosure of year-over-year GHG emissions performance data;
› Whether company disclosure lags behind industry peers;
› The company's actual GHG emissions performance;
› The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
› Whether the company has been the subject of recent, significant violations, fines, litigation, or  controversy related to GHG emissions.

Political Activities

 Lobbying

● General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

› The company’s current disclosure of relevant lobbying policies, and management and board oversight;
› The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
› Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

 Political Contributions

● General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

› The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
› The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
› Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions.  Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions.  Such publications could present significant cost to the company without providing commensurate value to shareholders.

 Political Ties

● General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

› There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
› The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.  Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

Elkhorn ETF Trust
Part C – Other Information

Item 28. Exhibits

Exhibit No.Description

(a)	(1) Amended and Restated Declaration of Trust of the Registrant (1)

(2) Amended Designation of Series Attached Thereto as Schedule A (2)

(b)	By-Laws of the Registrant (1)

(c)	Not Applicable

(d)	(1) Form of Investment Management Agreement between the Registrant and Elkhorn Investments, LLC (1)

(2) Schedule A to Investment Management Agreement between the Registrant and Elkhorn Investments, LLC, dated _______, 2015 (2)

(e)	(1) Form of Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. (1)

(2) Appendix A to Distribution Agreement by and between the Registrant and ALPS Distributors, Inc., dated _______ (2)

(f)	Not Applicable

(g)	(1) Custodian Agreement (1)

(2) Annex I to Custodian Agreement, dated _______ (2)

(h)	(1) Form of Subscription Agreement (1)

(2) Fund Administration and Accounting Agreement (1)

(3) Exhibit A to Administrative Agency Agreement, dated _______ (2)

(i)	(1) Opinion and Consent of Massachusetts Counsel (2)

(2) Opinion and Consent of Chapman and Cutler LLP (2)

(j)	Not Applicable

	(k)	Not Applicable

	(l)	Not Applicable

	(m)	(1) Form of 12b‑1 Service Plan (1)

(2) Exhibit A to 12b-1 Service Plan, dated _______ (2)

	(n)	Not Applicable

	(o)	Not Applicable

	(p)	(1) Elkhorn Investments, LLC and Elkhorn Funds Code of Ethics (1)

(2) ALPS Distributors, Inc. Code of Ethics (1)

	(q)	Powers of Attorney (1)

(1)	Incorporated by reference to the pre-effective amendment no. 1 filed on April 28, 2015 on Form N-1A to the Registrant’s initial Registration Statement filed on January 13, 2015.

(2)	To be filed by amendment.

Item 29. Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30. Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5.  Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such  director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Elkhorn Investments, LLC (“Elkhorn”), investment adviser to the Registrant, serves as adviser to open-end investment companies and is the portfolio supervisor of certain unit investment trusts.  The principal business of certain of Elkhorn’s principal executive officers involves various activities in connection with Elkhorn’s advisory services and the unit investment trusts sponsored by Elkhorn Securities, LLC (“Elkhorn Securities”).  The principal address for all these investment companies, Elkhorn and Elkhorn Securities is 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

A description of any business, profession, vocation or employment of a substantial nature in which the officers of Elkhorn have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information.

Item 32. Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, ETFS Trust, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc.,  Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, ISI Strategy Fund, James Advantage Funds, Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Managed Municipal Fund, North American Government Bond Fund, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, Reality Shares ETF Trust, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund***
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None

Name*	Position with Underwriter	Positions with Fund***
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
Liza Orr	Vice President, Attorney	None
Taylor Ames	Vice President, PowerShares	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

***	None of the directors or executive officers of ALPS Distributors, Inc. are employed by the Fund.

(c) Not Applicable

Item 33. Location of Accounts and Records

Elkhorn, 207 Reber Street, Suite 201, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

The Bank of New York Mellon Corporation (“BONY”) maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by Elkhorn.

BONY also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on April 27, 2016.

Elkhorn ETF Trust

By:	/s/ Benjamin T. Fulton
Benjamin T. Fulton
Chairman of the Board of Trustees
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Benjamin T. Fulton	President and Chief Executive Officer	April 27, 2016
Benjamin T. Fulton

/s/ Philip L. Ziesemer	Secretary and Chief Financial Officer	April 27, 2016
Philip L. Ziesemer

Bruce Howard*	) Trustee)
	)	By: /s/ Benjamin T. Fulton
Gregory D. Bunch*	) Trustee)	Benjamin T. Fulton Attorney-In-Fact
	)	April 27, 2016
Jeffrey P. Helton*	) Trustee)
)

*
An original power of attorney authorizing Graham Day, Benjamin T. Fulton and Philip L. Ziesemer to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits